UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OCEAN BIOMEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ocean Biomedical, Inc.

55 Claverick St., Room 325

Providence, Rhode Island 02903

(401) 444-7375

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on August 30, 2023

To our Stockholders:

You are cordially invited to attend the 2023 Special Meeting of Stockholders (the “Special Meeting”) of Ocean Biomedical, Inc. (the “Company”) to be held on August 30, 2023 at 10:00 a.m., Central Time at the offices of Dykema Gossett PLLC, 111 E. Kilbourn Ave., Suite 1050, Milwaukee, WI 53202.

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Special Meeting, we will ask stockholders to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock that may be issued upon the conversion of up to three Senior Secured Convertible Notes and the exercise of a warrant issued pursuant to the terms of a Securities Purchase Agreement dated May 15, 2023 between the Company and an investor (the “SPA”), in an amount that, in certain limited circumstances (such as if the Company and the investor later effect one or more additional closings under the SPA and additional convertible notes are issued to the investor), ultimately may equal or be in excess of 20% of our common stock outstanding before the issuance of such notes and warrant (including by the operation of anti-dilution provisions contained in the warrant) (the “Nasdaq Proposal”). We will also transact any other business that may properly come before the Special Meeting or at any adjournments or postponements of the Special Meeting.

The Nasdaq Proposal is more fully described in the Proxy Statement accompanying this Notice. Please refer to the Proxy Statement for further information with respect to the business to be transacted at the Special Meeting. The Board of Directors unanimously recommends that you vote “FOR” the Nasdaq Proposal.

We hope you will be able to attend the Special Meeting. Whether or not you plan to attend the

Special Meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.

Thank you for your continued support of Ocean Biomedical, Inc. We look forward to seeing you at the Special Meeting.

By Order of the Board of Directors

/s/ Elizabeth Ng
Elizabeth Ng
Chief Executive Officer

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PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND PROXY MATERIALS

This Proxy Statement is being furnished to the stockholders of Ocean Biomedical, Inc., a Delaware corporation (the “Company,” “Ocean Biomedical,” “we,” “our” or “us”), as of August 3, 2023 (the “Record Date”) in connection with the solicitation of proxies for use at the 2023 Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on August 30, 2023, at 10:00 a.m. Central Time at the offices of Dykema Gossett PLLC, 111 E. Kilbourn Ave., Suite 1050, Milwaukee, WI 53202. This solicitation of proxies is made on behalf of our board of directors (the “Board”).

On May 15, 2023 the Company entered into a Securities Purchase Agreement (the “SPA”) with an investor for the sale of up to three Senior Secured Convertible Notes (the “Offering”) in the total principal amount of $27.0 million (each, a “Note” and collectively, the “Notes”), which Notes are convertible into shares of our common stock. On May 25, 2023, we consummated the closing for the sale of (i) the initial Note in the principal amount of $7.56 million and (ii) a warrant exercisable to acquire up to 552,141 additional shares of our common stock with an initial exercise price of $11.50 per share (the “Warrant”). Subject to certain conditions set forth in the SPA, the Company would issue a Note in the principal amount of $8.64 million at the first additional closing and a Note in the principal amount of $10.8 million at the second additional closing.

The purpose of the Special Meeting is to approve the potential issuance of shares of our common stock underlying the Notes (including the two additional Notes that may be issued at the first additional closing the second additional closing) and Warrant in an amount that, in certain circumstances, may be equal to or exceed 20% of our common stock outstanding on May 15, 2023, for purposes of complying with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”). In addition to the Nasdaq Proposal, at the Special Meeting you will be asked to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal (the “Adjournment Proposal”).

This Proxy Statement summarizes the information you need to know in order to vote on the proposals to be considered at the Special Meeting in an informed manner.

We urge you to read carefully the remainder of this Proxy Statement because the information in this section may not provide all the information that you may consider important in determining how to vote your shares at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON AUGUST 30, 2023:

Our official Notice of Special Meeting of Stockholders and Proxy Statement

are available at:

https://www.cstproxy.com/oceanbiomedical/2023

The U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rule provides that companies must include in their mailed proxy materials instructions as to how stockholders can access our proxy statement and other soliciting materials on the Internet, a listing of matters to be considered at the relevant stockholder meeting, and instructions as to how shares can be voted. Since we are mailing full sets of proxy materials for the Special Meeting to our stockholders, as permitted by SEC proxy rules, we are including the information required by the Notice and Access rule in this proxy statement and in the accompanying Notice of Special Meeting of Stockholders and proxy card, and we are not distributing a separate Notice of Internet Availability of Proxy Materials.

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What Are You Voting On?

You will be asked to vote on the following proposals at the Special Meeting:

1.	To approve the Offering, which could result in the issuance of securities that will exceed 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by and in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”); and

2.	To approve to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal (the “Adjournment Proposal”).

Who Can Vote?

Only holders of record of shares of our common stock as of the close of business on the record date, August 3, 2023 (the “Record Date”), are entitled to receive notice of, and to vote at, the Special Meeting. Each share of common stock entitles the holder thereof to one vote. Your shares may be voted at the Special Meeting, or any adjournment or postponement thereof, only if you are present in person at the virtual meeting or your shares are represented by a valid proxy.

Difference between a Stockholder of Record and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below under the heading “Voting Your Shares.”

Quorum

At the close of business on the Record Date, there were 34,012,724 shares of our common stock outstanding and entitled to vote at the Special Meeting. The presence of a majority of the outstanding shares of our common stock constitutes a quorum, which is required in order to hold and conduct business at the Special Meeting. Your shares are counted as present at the Special Meeting if you:

●	Are present in person at the virtual Special Meeting; or

●	Have properly submitted a proxy card by mail or submitted a proxy by telephone or over the Internet.

If you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Special Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see below under the heading “Broker Non-Votes.”

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Voting Your Shares

The Special Meeting will be held entirely online. You may vote in person by attending the virtual Special Meeting or by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If you are a record holder, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the proxy card. Alternatively, if you received a paper copy of your proxy card, you may vote your shares by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card, or by completing, dating and signing the proxy card that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

If your shares are held in “street name,” your broker, bank or other street name holder will provide you with instructions that you must follow to have your shares voted.

Deadline for Submitting Your Proxy on the Internet or by Telephone

Internet and telephone voting will close at 11:59 p.m., Eastern Time, on August 29, 2023. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other nominee by mail.

YOUR VOTE IS VERY IMPORTANT. Please submit your vote in advance even if you plan to attend the Special Meeting.

Voting at the Special Meeting

If your common stock is held by a broker, bank, nominee, or trustee, they should send you instructions that you must follow in order to have your shares voted.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:

●	Proxy Vote by Internet. You may use the Internet to transmit your voting instructions by going to the website www.cstproxyvote.com and following the voting instructions on that website;

●	Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions by following the instructions on the Notice and call the number provided with the proxy materials to transmit your voting instructions;

●	By Mail. By completing, dating, signing, and returning the proxy card that you receive in your proxy materials; or

●	In Person at the Special Meeting. All stockholders of record may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. You are encouraged to vote via the Internet, by telephone or by mail, regardless of whether you plan to attend the Special Meeting in person.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on August 29, 2023. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board, as permitted by law.

Even if you intend to attend the Special Meeting, we encourage you to submit your proxy or voting instructions to vote your shares in advance of the Special Meeting. Please see the important instructions and requirements below under the heading “Attendance at the Special Meeting.”

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Changing Your Vote

As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Special Meeting. Stockholders of record may revoke a proxy prior to the Special Meeting by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive office at 55 Claverick Street, Room 325, Providence Rhode Island 02903, (ii) duly submitting a later-dated proxy over the Internet, by mail, or if applicable, by telephone, or (iii) attending the virtual Special Meeting and voting during the meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

Appraisal Rights

Under Delaware law, stockholders have no appraisal or dissenters’ rights in connection with the matters proposed to be acted upon herein and we will not independently provide our stockholders with any such right.

If You Receive More Than One Proxy Card

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. YOUR VOTE IS VERY IMPORTANT.

If You Do Not Specify How You Want Your Shares Voted

If you are the record holder of your shares and submit your proxy without specifying how your shares are to be voted, your shares will be voted as follows:

●	FOR the Nasdaq Proposal; and

●	FOR the Adjournment Proposal.

In addition, the proxy holders named in the proxy are authorized to vote in their discretion on any other matters that may properly come before the Special Meeting and at any postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Special Meeting other than those described in this proxy statement.

Broker Non-Votes

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Special Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers do not have discretionary authority to vote on the Nasdaq Proposal and the Adjournment Proposal.

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Votes Required

The following table summarizes the voting requirements and the effects of broker non-votes and “withhold” votes or abstentions on each of the proposals to be voted on at the Special Meeting:

Proposals		Required Vote	Effect of Broker Non-Votes	Effect of “Withhold” Votes or Abstentions
1.	Nasdaq Proposal	Majority of votes cast	None	None
2.	Adjournment Proposal	Majority of votes cast	None	None

Solicitation of Proxies

We will bear the cost of soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Attendance at the Special Meeting

You may attend the Special Meeting, as well as vote and submit questions during the Special Meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROPOSAL 1

NASDAQ PROPOSAL

Description of the Offering

On May 15, 2023, the Company entered into the SPA with an accredited investor (the “Investor”) for the sale of up to three Senior Secured Convertible Notes (as defined above, each, a “Note” and collectively, the “Notes”) which Notes are convertible into shares of the Company’s common stock in an aggregate principal amount of up to $27,000,000, in a private placement (the “Offering”). On May 25, 2023, the Company effected the initial closing for the sale of (i) the initial Note in the principal amount of $7,560,000 and (ii) a warrant to initially acquire up to 552,141 additional shares of common stock with an initial exercise price of $11.50 per share of common stock, exercisable immediately and expiring five years from the date of issuance (the “Warrant”). Subject to certain conditions set forth in the SPA, the Company would issue a Note in the principal amount of $8,640,000 at the first additional closing and a Note in the principal amount of $10,800,000 at the second additional closing. Each Note was, or will be, sold at an original issue discount of eight percent (8%). All or any portion of the principal amount of each Note, plus accrued and unpaid interest is convertible at any time, in whole or in part, at the noteholder’s option, into shares of the Company’s common stock at an initial fixed conversion price of $10.34 per share, subject to certain adjustments and alternative conditions. On May 25, 2023 the Company and the Investor entered into an amendment to the SPA to amend certain terms including related to the definition of “Registerable Securities.”

The Company’s common stock is listed on the Nasdaq Capital Market (“Nasdaq”), and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Rule 5635(d), which requires stockholder approval prior to the issuance in a transaction (other than a public offering) of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the outstanding common stock or 20% or more of the voting power of a company for a purchase price that is lower than (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement, or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower amount, the “Minimum Price”). On May 15, 2023, the date the parties executed and delivered the SPA, the Company’s common stock closed at a price per share of $5.63 and the average closing price for the five preceding days was approximately $5.93. All or any portion of the principal amount of each Note (including those that may be issued in the future at an additional closing), plus accrued and unpaid interest, any late charges thereon and any other unpaid amounts is convertible at any time, in whole or in part, at the noteholder’s option, into shares of our common stock at an initial fixed conversion price of $10.34 per share, subject to certain adjustments further described in “Description of the Offering – SPA - Convertible Notes - Alternate Conversion” below, which, depending on market conditions, could potentially be below the “Minimum Price.”

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All capitalized terms used in this Proxy Statement regarding the terms of the Offering, the SPA and related transaction documents and not otherwise defined herein have the meanings ascribed to such terms in the SPA and related transaction documents, as applicable. The summary of the offering and the transaction documents does not purport to be complete and is qualified in its entirety by reference to the forms of such agreements, copies of which are attached to the Company’s Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.5, filed with the SEC on May 16, 2023, and attached to the Company’s Current Report on Form 8-K as Exhibit 10.1 filed with the SEC on May 26, 2023, which, in each case, are incorporated by reference herein.

SPA

The SPA contains certain representations and warranties, covenants and indemnities customary for similar transactions. Under the SPA, the Company agreed to the following additional covenants:

●	Until the later of (x) the “Additional Closing Expiration Date” (being December 31, 2025), and (y) the Applicable Date and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use or any Current Public Information Failure (as defined in the Registration Rights Agreement) exists, the Company shall not file a registration statement or an offering statement under the 1933 Act relating to securities that are not the Registrable Securities (other than a registration statement on Form S-8 or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof (solely to the extent necessary to keep such registration statements effective and available and not with respect to any Subsequent Placement)).

●	So long as any Notes remain outstanding, the Company and each Subsidiary is prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction, other than an equity line of credit pursuant to that certain Common Stock Purchase Agreement by and between the Company and White Lion Capital LLC, dated September 7, 2022, and all documents executed in connection therewith.

●	The Company is required to obtain stockholder approval authorizing the issuance of all of the Securities in compliance with the rules and regulations of the Principal Market (without regard to any limitations on conversion or exercise set forth in the Notes or Warrants, respectively) (including, without limitation, Securities to be issued in connection with any Additional Closing under the SPA).

●	As further described below, unless and until stockholder approval is obtained, if the Company is unable to obtain the approval of the Offering from its stockholders as required by Nasdaq and the terms of the SPA, the Company will be prohibited from issuing any shares of its common stock upon conversion of the Note(s) or the Warrant, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock as of the date of the SPA and the Company could be deemed to be not in compliance with certain of the covenants in the SPA. In addition, if the Nasdaq Proposal is not approved it could have adverse consequences on the Company, including those identified below under the heading, “Reasons for Stockholder Approval and Potential Consequences of Not Approving this Proposal.”

●	The Company will use the proceeds from the sale of the securities for general corporate purposes and, subject to the Company’s compliance with Section 7(a)(xxiii) of the SPA, for payment of the transaction costs related to the Company’s De-SPAC transaction with Aesther Healthcare Acquisition Corp., but not, directly or indirectly, for (i) other than certain exceptions, the satisfaction of any indebtedness of the Company or any of its Subsidiaries (including, without limitation, any amounts in excess of $3.0 million owed to any person in connection with the Business Combination) until the 15th Trading Day after the Applicable Date, (ii) the redemption or repurchase of any securities of the Company or any of its Subsidiaries or (iii) the settlement of any outstanding litigation.

●	So long as any of the Notes or Warrants remain outstanding, the Company will take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) 100% of the maximum number of shares of our common stock issuable upon conversion of all the Notes then outstanding, and (ii) 100% of the maximum number of Warrant Shares issuable upon exercise of all the Warrants then outstanding; provided that at no time shall the number of shares of common stock reserved be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable of Notes and Warrants.

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In addition, under the SPA, the Company granted the Investor participation rights in future offerings of any equity security or any equity-linked or related security (including, without limitation, any “equity security” as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any debt, any preferred stock or any purchase rights, during the two years after the closing for the first Note. In the case of any offering of indebtedness, in an amount of up to 100% of the securities being sold in such offering. In the case of any other offering, 35% of the Offered Securities, provided that the number of Offered Securities which such Buyer shall have the right to subscribe for shall be (x) based on such Buyer’s pro rata portion of the aggregate original principal amount of the Notes purchased hereunder by all Buyers (the “Basic Amount”), and (y) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until each Buyer shall have an opportunity to subscribe for any remaining Undersubscription Amount.

Convertible Notes

As noted above, the issuance of the initial Note in the principal amount of $7,560,000 was issued on May 25, 2023, and the issuance of up to two additional Notes is subject to the satisfaction of certain conditions precedent, including the Company having at least $3,000,000 in Available Cash (as defined in the Notes). The terms of each Note include:

General. The Interest Rate applicable to each Note is, as of any date of determination, the lesser of (I) eight percent (8%) per annum and (II) the greater of (x) five percent (5%) per annum and (y) the sum of (A) the Secured Overnight Financing Rate in effect as of such date of determination and (B) two percent (2%) per annum; provided, further, that each of the forgoing rates shall be subject to adjustment from time to time in accordance with the SPA. Each Note will mature on the first anniversary of its issuance (the “Maturity Date”). Additionally, each Note is required to be senior to all the Company’s other indebtedness, other than certain Permitted Indebtedness.

Security. Each Note is, or will be, secured by all the Company’s existing and future assets (including those of the Company’s significant subsidiaries), pursuant to a Security and Pledge Agreement (the “Security Agreement”) by and between the Company and certain of its subsidiaries (the “Subsidiaries”) and Investor, as the collateral agent (the “Agent”).

Guaranty. The obligations under each Note are guaranteed by all of the Company’s existing and future subsidiaries, pursuant to a guaranty by and between the Subsidiaries and the Agent (the “Guaranty”).

Voluntary Conversion. All or any portion of the principal amount of each Note, plus accrued and unpaid interest, any late charges thereon and any other unpaid amounts, is convertible at any time, in whole or in part, at the noteholder’s option, into shares of the Company’s common stock at an initial fixed conversion price of $10.34 per share, subject to certain adjustments. For example, subject to certain exceptions, if and when the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or is deemed to have granted, issued or sold, any shares of Company common stock for a consideration per share less than a price equal to the conversion price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale the conversion price then in effect will, in accordance with the form of Note be reduced to an amount equal to that new issuance price.

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Alternate Conversion. At any time during an Event of Default Redemption Right Period (as defined in each Note), a noteholder may alternatively elect to convert all or any portion of the Conversion Amount into shares of common stock at an Alternate Conversion Price equal to the lower of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion and (ii) the greater of (x) the Floor Price and (y) the lowest of (A) 80% of the VWAP of the common stock as of the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, (B) ) 80% of the VWAP of the common stock as of the Trading Day immediately preceding the date of the occurrence of such applicable Event of Default, (C) 80% of the VWAP of the common stock as of the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, and (D) 80% of the price computed as the quotient of (I) the sum of the VWAP of the common stock for each of the three (3) Trading Days with the lowest VWAP of the common stock during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, divided by (II) two (2).

Installments. On the first Trading Day of the calendar month immediately following the “Initial Installment Trigger Date” (being a date when the market capitalization of the Company is deemed, in accordance with the terms of the Note, to be less than $100 million for ten consecutive trading days), on the first Trading Day of the calendar month immediately following each previous Installment Date, and on the Maturity Date (each, an “Installment Date”), the Company will make a payment on each Note in an amount equal to the sum of (A) (i) with respect to any Installment Date other than the Maturity Date, the lesser of (x) the quotient of (I) the Outstanding Principal Value of the Note as of the initial Installment Date, divided by (II) the number of Installment Dates occurring under the Note (as determined as of the initial Installment Date assuming no Deferrals, Reallocations, Accelerations, redemptions or conversions under the Note prior to the Maturity Date) and (y) Outstanding Principal Value of the Note as of such Installment Date, and (ii) with respect to the Installment Date that is the Maturity Date, the Outstanding Principal Value of the Note then outstanding under the Note as of such Installment Date (in each case, as any such Installment Amount may be reduced pursuant to the terms of the Note, whether upon conversion, redemption or Deferral), (B) any Deferral Amount deferred pursuant to the Note and included in such Installment Amount in accordance therewith, (C) any Acceleration Amount accelerated pursuant to the Note and included in such Installment Amount in accordance therewith, (D) any other unpaid amounts (excluding amounts outstanding under the Notes) as of such Installment Date pursuant to the Transaction Documents, if any, and (E) in each case of clauses (A) through (C) above, the sum of any accrued and unpaid Interest as of such Installment Date under the Note, if any, and accrued and unpaid Late Charges, if any, under the Note as of such Installment Date. Each payment will be satisfied, at the Company’s election, in shares of the Company’s common stock, subject to certain customary equity conditions (the “Equity Conditions”), at 100% of the Installment Amount (an “Installment Conversion”) or otherwise (or at the Company’s option, in whole or in part) in cash at 100% (or 110% if the Company has sold any securities in a Variable Price Transaction pursuant to any equity line of credit or at-the-market offering after the Issuance Date) of the Installment Amount (an “Installment Redemption”). If the Company effects an Installment Conversion, the Company will convert all or a portion of the Installment Amount into shares of the Company’s common stock at an Installment Conversion Price equal to the lower of (i) the Conversion Price then in effect, and (ii) the greater of (x) the Floor Price in effect and (y) the lowest of (I) 90% of the VWAP of the common stock as of the Trading Day immediately prior to the applicable Installment Date; and (II) 90% of the quotient of (A) the sum of the VWAP of the common stock for each of the three (3) Trading Days with the lowest VWAP of the common stock during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable Installment Date, divided by (B) three (3).

Deferral. A noteholder may, at its election, defer the payment of all or any portion of the Installment Amount due on any Installment Date to another Installment Date.

Acceleration. On any day during the period starting on an Installment Date and ending on the trading day immediately prior to the next Installment Date (each, an “Installment Period”), a noteholder may, at its election, accelerate the conversion of other Installment Amounts at an Acceleration Conversion Price equal to the lower of (i) the Installment Conversion Price for such Current Installment Date related to such Acceleration Date and (ii) the greater of (x) the Floor Price and (y) the lesser of (I) 90% of the quotient of the VWAP of the common stock as of the Trading Day immediately prior to such Acceleration Date and (II) 90% of the quotient of (A) the sum of the VWAP of the common stock for each of the three (3) Trading Days with the lowest VWAP of the common stock during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately prior to such Acceleration Date, divided by (B) three (3); and (III) solely respect to any Deferral Amount subject to an Acceleration, the lowest Acceleration Conversion Price of any Installment Date in which such Deferral Amount has been Deferred under the Note (each, a “Current Acceleration Conversion Price”), shall replace such Current Acceleration Conversion Price for any Acceleration of such Deferral Amount under the Note.

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Reallocation. A noteholder may, at its election, reallocate all or any portion of the Installment Amount for an Installment Date to a later date during the Installment Period, with such reallocated amount converted at a reallocation conversion price per share equal to the lower of: (i) the Conversion Price then in effect, and (ii) the lower of (I) the Installment Conversion Price for such applicable Installment Period, and (II) the greater of (x) the Floor Price and (y) the lower of (A) 90% of the VWAP of the common stock on the Trading Day immediately prior to the applicable Reallocation Date and (B) 90% of the quotient of (X) the sum of the VWAP of the common stock for each of the three (3) Trading Days with the lowest VWAP of the Common Stock during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable Reallocation Date, divided by (Y) three (3).

Change of Control. Upon a Change of Control (as defined in each Note), a noteholder may require the Company to redeem all, or any portion, of the Note at a price equal to the greater of: (i) the product of (w) 115% multiplied by (y) the Conversion Amount being redeemed, (ii) the product of (x) 115% multiplied by (y) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of common stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date the Holder delivers the Change of Control Redemption Notice by (II) the Alternate Conversion Price then in effect and (iii) the product of (y) 115% multiplied by (z) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of common stock to be paid to the holders of the shares of common stock upon consummation of such Change of Control (any such non-cash consideration constituting publicly-traded securities shall be valued at the highest of the Closing Sale Price of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, the Closing Sale Price of such securities on the Trading Day immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of such securities on the Trading Day immediately prior to the public announcement of such proposed Change of Control) divided by (II) the Conversion Price then in effect.

Beneficial Ownership Limitation. A noteholder will not have the right to convert any portion of a Note, to the extent that, after giving effect to such conversion, the noteholder (together with certain of its affiliates and other related parties) would beneficially own in excess of 9.99% of the shares of the Company’s common stock outstanding immediately after giving effect to such conversion (the “Maximum Percentage”). The noteholder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage, which in no event may exceed 9.99%.

Nasdaq Limitation. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company is prohibited from issuing any shares of its common stock upon conversion of the Note or otherwise pursuant to the terms of the Note, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock as of the date of the SPA or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching the Company’s obligations under the rules and regulations of Nasdaq.

Events of Default. The Note provides for certain Events of Default, including, among other things, any breach of the covenants described below and any failure of Dr. Chirinjeev Kathuria to be the chairman of the Company’s Board. In connection with an Event of Default, the noteholder may require the Company to redeem all or any portion of the Note, at a price equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) 115% and (ii) the product of (X) the Conversion Rate (using the Alternate Conversion Price then in effect) with respect to the Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice multiplied by (Y) the product of (1) 115% multiplied by (2) the greatest Closing Sale Price of the Common stock on any Trading Day during the period commencing on the date immediately preceding such Event of Default and ending on the date the Company makes the entire payment required to be made.

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Covenants. The Company is subject to certain customary affirmative and negative covenants regarding the rank of the Notes, the incurrence of indebtedness, the existence of liens, the repayment of indebtedness and the making of investments, the payment of cash in respect of dividends, distributions or redemptions, the transfer of assets, the maturity of other indebtedness, and transactions with affiliates, among other customary matters. The Company also is subject to financial covenants requiring that (i) the amount of the Company’s available cash equal or exceed (x) prior to the First Additional Closing Date, as defined in the SPA, $1 million or (y) after the First Additional Closing Date, $2.5 million; (ii) the ratio of (a) the outstanding principal amount of the Notes, accrued and unpaid interest thereon and accrued and unpaid late charges to (b) the Company’s average market capitalization over the prior ten trading days, not exceed 35%; and (iii) at any time any Notes remain outstanding, with respect to any given calendar month (each, a “Current Calendar Month”) (x) the Available Cash on the last calendar day in such Current Calendar Month shall be greater than or equal to the Available Cash on the last calendar day of the month prior to such Current Calendar Month less $1.5 million.

Warrant

In addition to the Note, we issued to the Investor a Warrant exercisable for five (5) years for the purchase of an aggregate of up to 552,141 shares of common stock (the “Warrant Shares”), at an exercise price of $11.50 per share. The number of Warrant Shares and exercise price are each subject to adjustment as provided under the terms of the Warrant. If, at the time of exercise of the Warrant, there is no effective registration statement registering, or no current prospectus available for, the issuance of the Warrant Shares to the Investor, and the registration statement is not subject to SEC review and the Company has otherwise affirmatively failed to maintain such registration statement’s effectiveness, then the Warrant may also be exercised in whole or in part by means of a “cashless exercise.” The Warrant may not be exercised if, after giving effect to the exercise the Investor (together with certain attribution parties), would beneficially own in excess of 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the issuance of the Warrant Shares. At the Investor’s option, the ownership limitation blocker may be raised or lowered to any other percentage not in excess of 9.99%, as applicable, except that any raise will only be effective upon 61-days’ prior notice to the Company. In addition, under the terms of the Warrant, the Company is prohibited from issuing any shares of its common stock upon exercise of the Warrant if the issuance of such shares of common stock under the Warrant (alone or in combination with any shares issued upon any conversions of under the Notes) would exceed 19.99% of the Company’s outstanding shares of common stock as of the date of the SPA or otherwise exceed the aggregate number of shares of common stock which the Company may issue if such issuances would cause the Company to breach its obligations under the rules and regulations of Nasdaq.

If the Company issues or sells, or if the Company publicly announces the issuance or sale of, any shares of common stock, or convertible securities or options issuable or exchangeable into common stock (a “New Issuance”), under which such common stock is sold for a consideration per share less than the exercise price then in effect, the exercise price of the Warrant will be adjusted to the New Issuance. Any such adjustment will not apply with respect to the issuance of Excluded Securities (as defined in the Warrant). Upon any adjustment to the exercise price, the number of Warrant Shares that may be purchased upon exercise of the Warrant will be increased or decreased proportionately, so that after such adjustment the aggregate exercise price payable for the adjusted number of Warrant Shares will be the same as the aggregate exercise price in effect immediately prior to such adjustment. In addition, if the Company enters into a Fundamental Transaction (as defined in the Warrant) at any time that the Warrant is outstanding, then, upon any subsequent exercise of the Warrant, the Investor will have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of common stock for which the Warrant is exercisable immediately prior to such Fundamental Transaction, provided, further, that if holders of common stock are not offered or paid any consideration in such Fundamental Transaction, such holder of common stock will be deemed to have received common stock of the successor entity (which entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction.

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Registration Rights Agreement

In connection with the issuance of the initial Note, the Company entered into a registration rights agreement pursuant to which the Company granted certain registration rights to the Investor.

Reasons for Stockholder Approval and Potential Consequences of Not Approving this Proposal

Pursuant to Nasdaq Stock Market Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. The number of shares of common stock to be issued to the Investor in the Offering upon conversion of the Notes and the exercise of the Warrant could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d). In addition, in the SPA we agreed to seek stockholder approval of the Offering.

If the Nasdaq Proposal is not approved, it could have various effects on the Company. For example:

●	We will be unable to convert the Notes into shares of common stock to the extent that conversion of the Notes would result in the issuance of 20% or more of the issued and outstanding shares of common stock on the date we entered into the SPA, and we would be forced to pay cash to meet our obligations under the terms of the Notes.

●	If we cannot issue shares of common stock to potentially satisfy obligations as they become due under the Notes because of the Exchange Cap, and we do not otherwise have sufficient available cash to meet our obligations, we might seek to raise additional capital through the issuance of shares of common stock or preferred stock. Such issuances might be at prices more dilutive to stockholders than the terms permitting conversion of installment payments into shares of common stock under the Notes. To the extent that we engage in such transactions to raise additional capital, our current stockholders could be substantially diluted.

●	Stockholder approval of the Nasdaq Proposal is one of the conditions for us to effect the second and third closings and receive additional funds under the SPA. Loss of these potential funds could jeopardize our ability to execute our business plan.

●	If this Nasdaq Proposal is not approved, and if we do not have sufficient funds to make cash payments for payments due under the Notes and cannot raise such funds prior to a payment date, then we might default under the Notes. Occurrence of an event of default by the Company could have significant negative consequences for us and our stockholders. An event of default could harm our financial condition, force us to reduce or cease operations or to sell certain of our assets or could result in our declaring bankruptcy and the holder of the Notes seizing some or all of the assets of the Company and our subsidiaries which currently secure the Notes.

Effect of the Offering on Existing Stockholders

The issuance of securities pursuant to the SPA will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including, over time, the voting power of the existing stockholders.

We have agreed to file the registration statement to permit the public resale of the shares of common stock that may be issued upon the conversion of the Notes and the exercise of the Warrant. The influx of those shares into the public market could potentially have a negative effect on the trading price of our common stock.

We generally have no or limited control over whether the holder of Notes convert the Notes or whether the Warrant holder exercises its Warrant. For these reasons, we are unable to accurately forecast or predict with certainty the total amount of shares of Company common stock that may be issued to the Investor under the Notes or the Warrant. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock to the Note(s) and Warrant holder under the terms of the Offering. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the Notes and Warrant holders under the terms of the Offering.

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Required Vote

Approval of the Nasdaq Proposal requires the affirmative vote of a majority of the votes cast and entitled to vote thereon. Abstentions will have no effect on the outcome of this Nasdaq Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF

THE NASDAQ PROPOSAL.

PROPOSAL 2

ADJOURNMENT PROPOSAL

General

The Adjournment Proposal, if adopted, will allow the Board of Directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Board of Directors may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF

THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of August 3, 2023 by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding common stock;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses, or has the right to acquire within 60 days, sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The beneficial ownership of the Company’s common stock is based on 34,012,724 shares of Common Stock issued and outstanding as of August 3, 2023, unless otherwise indicated. There are currently no shares of Company preferred stock issued and outstanding. Currently, there are warrants to purchase approximately 12,602,195 shares of the Company’s common stock issued and outstanding.

In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options or warrants held by such person or entity were deemed outstanding if such options or warrants are currently exercisable or are exercisable within 60 days of August 3, 2023. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

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Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage Of Outstanding Shares

Directors and Executive Officers of the Company:
Dr. Chirinjeev Kathuria, M.D. (3) (4) (5)	23,299,608	68.5%
Elizabeth Ng (3)	—	—
Gurinder Kalra	—	—
Inderjote Kathuria, M.D.	—	—
Daniel Behr	—	—
Jonathan Kurtis, M.D., Ph.D. (3) (6)	10,415	*
William Owens (3) (6)	10,415	*
Jerome Ringo (3) (6)	10,415	*
Michelle Berrey (3) (6)	10,415	*
Martin D Angle (3) (6)	10,415	*
Robert J. Sweeney	—	—
Michael L. Peterson (3) (6) (7)	290,415	*
Dr. Jack A. Elias (3) (6)	10,415	*
Suren Ajjarapu (3) (6) (8) (9)	2,365,165	6.7%
All Directors and Executive Officers of the Company as a Group (14 Individuals) (10)	26,017,678	73.5%

Five Percent or Greater Holders of the Company:
Poseidon Bio, LLC(5)	22,842,756	67.2%
Entities affiliated with Polar(11)	3,375,000	9.9%
RSN Associates, LLC(12)	2,500,000	6.9%
Entities affiliated with Meteora Capital(13)	1,848,693	5.4%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Ocean Biomedical, Inc., 55 Claverick Street, Room 325, Providence, Rhode Island 02903.

(2)	To the best of the Company’s knowledge, based on information reported by such beneficial owner or contained in the Company’s stockholder records.

(3)	Serves as a member of the Company’s board of directors.

(4)

According to a Schedule 13D filed with the SEC on February 24, 2023, jointly on behalf of Dr. Chirinjeev Kathuria and Poseidon Bio, LLC (“Poseidon”). Includes 456,852 shares held directly by Dr. Kathuria and 22,842,756 shares held by Poseidon. Dr. Kathuria is a managing director and owns all of the voting equity of Poseidon, and he therefore may be deemed to have beneficial ownership of the common stock held directly by Poseidon. Dr. Kathuria disclaims any beneficial ownership of the shares held by Poseidon other than to the extent of his pecuniary interest therein.

(5)

According to a Schedule 13D filed with the SEC on February 24, 2023, jointly on behalf of Poseidon and Dr. Chirinjeev Kathuria. Voting and investment decisions with respect to securities held by Poseidon are made by Dr. Kathuria, a managing director of Poseidon. Dr. Kathuria owns all of the voting equity of Poseidon. The address of Poseidon is c/o Ocean Biomedical, Inc., 55 Claverick Street, Room 325, Providence, Rhode Island 02903. Elizabeth Ng, Dr. Inderjote Kathuria, Gurinder Kalra, Daniel Behr, and Jonathan Kurtis own non-voting profit interests in Poseidon.

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(6)

Includes options to purchase 10,415 shares of Company common stock, which are exercisable within 60 days of August 3, 2023, pursuant to a ten-year stock option award under the 2022 Stock Option and Incentive Plan for 75,000 shares of the Company’s common stock (such shares, the “Option Shares”) granted to each of the Company’s non-employee directors on February 15, 2023 (each such option, an “Incentive Option”). Beginning on March 15, 2023, each Incentive Option became exercisable in 36 monthly installments, with 2,083 Option Shares becoming exercisable on each of the first 35 installments and the remaining 2,095 Option Shares becoming exercisable on the final installment, subject to the non-employee director remaining in service as a member of the Company’s board of directors on each installment date.

(7)

Includes (i) 80,000 shares held of record by Mr. Peterson, (i) 200,000 shares underlying 200,000 private placement warrants held by Mr. Peterson, all of which are exercisable within 60 days of June [   ], 2023, and (iii) 10,415 Option Shares underlying Mr. Peterson’s Incentive Option, all of which are exercisable within 60 days of August 3, 2023.

(8)

According to a Schedule 13D/A filed with the SEC on March 24, 2023, jointly on behalf of Suren Ajjarapu, the Sponsor, Sansur Associates, LLC (“Sansur”), the Surendra Ajjarapu Revocable Trust of 2007 (the “Surendra Trust”), the Sandhya Ajjarapu Revocable Trust of 2007 (the “Sandhya Trust”), and Mr. Ajjarapu’s wife, Sandhya Ajjarapu (“Mrs. Ajjarapu”). Includes: (i) 10,415 Option Shares underlying Mr. Ajjarapu’s Incentive Option, all of which are exercisable within 60 days of August 3, 2023; (ii) 315,000 shares held by the Sponsor, of which Mr. Ajjarapu is the managing member; (iii) 21,250 shares held by Sansur, of which Mr. Ajjarapu is the manager; (iv) 469,300 shares held by the Surendra Trust, of which Mr. Ajjarapu is the trustee; (v) 258,200 shares held by the Sandhya Trust, of which Mrs. Ajjarapu is the trustee and Mr. Ajjarapu is the successor trustee; and (vi) 1,291,000 shares underlying 1,291,000 private placement warrants held by the Sandhya Trust, all of which are exercisable within 60 days of June [   ], 2023. Due to each of Mr. Ajjarapu’s stated capacities, Mr. Ajjarapu may be deemed to have beneficial ownership of the Common S1tock held directly by the Sponsor, Sansur, the Surendra Trust, and the Sandhya Trust. Mr. Ajjarapu disclaims any beneficial ownership of the reported shares other than to extent of any pecuniary interest he may have therein, directly or indirectly.

(9)

The address of (i) the Sponsor is 515 Madison Avenue, Suite 8078, New York, New York 10022, Attn: Suren Ajjarapu; (ii) Sansur is 19814 Sea Rider Way, Lutz, Florida 33559, Attn: Suren Ajjarapu; (iii) the Surenda Trust is c/o Suren Ajjarapu, 19814 Sea Rider Way, Lutz, Florida 33559; and (iv) the Sandhya Trust is c/o Sandhya Ajjarapu, 19814 Sea Rider Way, Lutz, Florida 33559.

(10)

Includes Incentive Options to purchase 83,320 Option Shares of the Company’s common stock, which are exercisable within 60 days of August 3, 2023, pursuant to Incentive Option awards granted to the Company’s non-employee directors under the 2022 Stock Option and Incentive Plan.

(11)

Consists of (i) 2,175,000 shares held by Polar Multi-Strategy Master Fund, and (ii) 1,200,000 shares held by NPIC Limited (collectively, the “Polar Funds”). The Polar Funds are under management by Polar Asset Management Partners Inc. (“PAMPI”). PAMPI serves as investment advisor of the Polar Funds and has control and discretion over the shares held by the Polar Funds. As such, PAMPI may be deemed to be the beneficial owner of the shares held by the Polar Funds. PAMPI disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest therein. The business address of the Polar Funds and PAMPI is Polar Asset Management Partners Inc., 16 York Street, Suite 2900, Toronto, Ontario M5J 0E6.

(12)

Consists of (i) 500,000 shares held of record by RSN Associates, LLC, and (ii) 2,000,000 shares underlying 2,000,000 private placement warrants held by RSN Associates, LLC, all of which are exercisable within 60 days of August 3, 2023.

(13)	Consists of (i) 351,253 shares held by Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) 702,503 shares held by Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iii) 794,937 shares held by Meteora Capital Partners, LP (“MCP”). Meteora Capital, LLC (“Meteora Capital”) serves as investment manager to MSOF, MSTO and MCP. Voting and investment power over the shares held by MSOF, MSTO and MCP resides with its investment manager, Meteora Capital. Mr. Vik Mittal serves as the managing member of Meteora Capital and may be deemed to be the beneficial owner of the shares held by such entities. Mr. Mittal, however, disclaims any beneficial ownership of the shares held by such entities. The business address of each of MSOF, MSTO, MCP, Meteora Capital and Mr. Mittal is 1200 N. Federal Hwy., Ste. 200, Boca Raton, FL 33432.

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INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Proxy Statement except in their capacity as holders of our common stock (which interest does not differ from that of the other holders of our common stock).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and other documents referenced herein contain certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “anticipate,” “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” “may,” “will,” and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Those statements appear in this Proxy Statement and the documents referenced herein and include statements regarding the intent, belief or current expectations of the Company and management that are subject to known and unknown risks, uncertainties and assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed in or implied by such forward-looking statements.

This Proxy Statement also contains statements that are based on the Board’s and management’s current expectations and beliefs, including statements about the Offering, and the expected effects and potential benefits of the Offering.

Forward-looking statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC, including under the heading “Risk Factors” within our Annual Report on Form 10-K for the year ended December 31, 2022. The events and circumstances reflected in the forward-looking statements may not be achieved or occur or may not occur within the anticipated time frame and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Regulations regarding the delivery of copies of proxy statements to stockholders permit us, banks, brokerage firms and other nominees to send one Proxy Statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate Proxy Statement, we will promptly deliver a separate copy to such stockholder that contacts us at 55 Claverick Street, Room 325, Providence, RI 02903; or by telephone at: 401-444-7375. Any stockholders of record sharing an address who now receive multiple copies of our proxy materials who wish to receive only one copy of these materials per household in the future should also contact the Company’s Secretary by mail or telephone as instructed above. Any stockholders sharing an address whose shares of our common stock are held by a bank, broker or other nominee who now receive multiple copies of our proxy materials, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

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WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly, and current reports, or other information with the SEC as provided by the Securities Exchange Act of 1934, as amended. These reports contain additional information about the Company’s SEC filings are made available electronically to the public at the SEC’s website located at www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is www.oceanbiomedical.com.

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Special Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Elizabeth Ng
Elizabeth Ng
Chief Executive Officer of the Company
August 8, 2023
Providence, Rhode Island

16

22748 Ocean BioMedical Proxy Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

OCEAN BIOMEDICAL CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 29, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this **X**

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date________, 2023

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

22748 Ocean BioMedical Proxy Card Rev1 Back

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/oceanbiomedical/2023.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

OCEAN BIOMEDICAL CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 30, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated ___________, in connection with the Special Meeting to be held on August 30, 2023 at 10:00 a.m., local time, at the offices of Dykemma Gossett PLLC, 111 E. Kilbourn Ave., Suite 1050, Milwaukee, WI 53202, and hereby appoints ___________ and _________, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Ocean BioMedical Corp. registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed, on reverse side)